TERMINATION, OPTION AND PUT AGREEMENT


This Agreement is made as of the _____ day of ________, 2005.

BETWEEN:

                         (the "Preferred Shareholder")
                                    - and -
                           DEEP WELL OIL & GAS, INC.
                                 ( "Deep Well")
                                    - and -
                           NORTHERN ALBERTA OIL LTD.
                                  ("Northern")


A. WHEREAS the Preferred Shareholder is the registered holder of Class R non-voting preferred shares of Northern (the "Northern Preferred Shares");


B. AND WHEREAS the Preferred Shareholder, Deep Well, and Northern (then called "Mikwec Energy Canada Ltd.") entered into a share exchange agreement (the "Exchange Agreement") dated the 8th day of July, 2004;


C. AND WHEREAS subsections 3.04(c) and 3.04(h) of the Exchange Agreement required the Preferred Shareholder to provide Deep Well with an executed option agreement on the Closing Date (as defined in the Exchange Agreement) in the form set forth in Schedule 3.04(c) to the Exchange Agreement;


D. AND WHEREAS the Preferred Shareholder and Deep Well entered into an option agreement (the "Original Option Agreement") on the 8th day of July, 2004 rather than on the Closing Date contrary to the terms of subsections 3.04(c) and 3.04(h) of the Exchange Agreement;


E. AND WHEREAS pursuant to subsection 3.01 of the Exchange Agreement, in consideration of the Preferred Shareholder executing the Original Option Agreement, Deep Well was required, on the Closing Date, to issue to the Preferred Shareholder thirty (30) shares of its common stock (the "Deep Well Common Shares") for every one (1) Northern Preferred Share owned by the Preferred Shareholder;

F. AND WHEREAS the Preferred Shareholder, Deep Well and Northern entered into an amending agreement (the "Amending Agreement") to the Exchange Agreement dated the 25th day of April, 2005 whereby they agreed, among other things, to extend the Closing Date (as defined in the Exchange Agreement);


G. AND WHEREAS the parties have agreed to waive the requirements in the Exchange Agreement which relate to the Northern Preferred Shares, including but not limited to the requirements in section 3.01 to enter into an option agreement in the form of Schedule 3.04(c) of the Exchange Agreements;


H. AND WHEREAS the parties have agreed to waive the closing conditions in subsections 3.04(c) and 3.04(h) of the Exchange Agreement and wish to terminate the Original Option Agreement;


I. AND WHEREAS the parties wish to enter into a new option agreement on the Closing Date pursuant to which the Preferred Shareholder will have a put option to sell to Deep Well, all or any part of the Northern Preferred Shares owned by the Preferred Shareholder and Deep Well shall have a call option ("Call Option") to purchase all or any part of the Northern Preferred Shares owned by the Preferred Shareholder, in accordance with the terms hereof;


                  NOW THEREFORE in consideration of the mutual promises of the parties hereto and the mutual benefits to be gained by the performance thereof and for other good and valuable condition, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1
                    TERMINATION OF ORIGINAL OPTION AGREEMENT

1.1 The Original Option Agreement shall terminate upon execution of this Agreement and be of no further force and effect.

1.2 Northern, the Preferred Shareholder and Deep Well agree to waive the requirements in the Exchange Agreement which relate to the Northern Preferred Shares, including but not limited to the requirements in section 3.01 to enter into an option agreement in the form of Schedule 3.04(c) of the Exchange Agreements.


1.3 Northern, the Preferred Shareholder and Deep Well agree to waive the closing conditions in subsections 3.04(c) and 3.04(h) of the Exchange Agreement.

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

                                   SECTION 2

                          GRANT OF PUT AND CALL OPTIONS

2.1 At any time and from time to time during the Term (as subsequently defined herein) the Preferred Shareholder may, upon providing ten (10) days written notice to Deep Well, require Deep Well to purchase all, or any number as may be designated in the notice, of the Northern Preferred Shares held by the Preferred Shareholder at that time (the "Put Option"). The purchase price for any Northern Preferred Share that Deep Well is required to purchase under this Put Option shall be satisfied by Deep Well issuing thirty (30) Deep Well Common Shares to the Preferred Shareholder subject to the anti-dilution provisions in section 3 of this Agreement.

2.2 At any time during the final month of the Term (as defined herein), Deep Well may, upon providing ten (10) days written notice to the Preferred Shareholder, purchase all, or any number as may be designated in the notice, of the Northern Preferred Shares held by the Preferred Shareholder at that time (the "Call Option"). The purchase price payable by Deep Well for each Northern Preferred Share that Deep Well purchases under this Call Option shall be satisfied by Deep Well issuing thirty (30) Deep Well Common Shares to the Preferred Shareholder subject to the anti-dilution provisions in section 3 of this Agreement.

2.3 The term of the Put Option and the Call Option (collectively the "Options") shall be thirty six (36) months commencing on the date of this Agreement (the "Term") and the last day of the Term shall be referred to herein as the "Expiry Date".

2.4 The Options shall expire and terminate on the Expiry Date and be of no further force and effect.

2.5 Subject to the terms of this Agreement, the Options may be exercised in all or any part of the Northern Preferred Shares with respect to which the Options are exercisable.

                                    SECTION 3

                            ANTI-DILUTION PROVISIONS


3.1   If and wherever at any time prior to the Expiry Date Deep Well shall:

3.1.1 subdivide the outstanding Deep Well Common Shares into a greater number of Deep Well Common Shares;

3.1.2 consolidate or combine the outstanding Deep Well Common Shares into a small number of Deep Well Common Shares;


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

3.1.3 issue any Deep Well Common Shares to any of its holders of outstanding Deep Well Common Shares by way of a stock dividend; or

3.1.4 issue for less than fair market value any rights, options or warrants to subscribe for or purchase any Deep Well Common Shares or securities convertible into or exchangeable for Deep Well Common Shares, then the number of Deep Well Common Shares that Deep Well is required to issue to a Preferred Shareholder as consideration for a Northern Preferred Share acquired by Deep Well pursuant to the options shall be adjusted as of the effective date of any of the events specified in subsections 3.1.1, 3.1.2, 3.1.3, or 3.1.4 above so that such event does not results in any dilutive consequences for the Preferred Shareholder.
SECTION 4
                        RIGHTS PRIOR TO THE EXERCISE DATE


4.1 The Preferred Shareholder shall not, in that capacity, have any rights as a shareholder of Deep Well with respect to any Deep Well Common Shares until it is the registered holder of Deep Well Common Shares.

4.2 Deep Well shall not have any rights as a Northern Preferred Shareholder until it is the registered holder of Northern Preferred Shares.

                                   SECTION 5
                              RESERVATION OF SHARES

5.1 Deep Well shall at all times during the Term, keep available a sufficient number of unissued Deep Well Common Shares in its authorized capital to satisfy its obligations to the Preferred Shareholder pursuant to this Agreement.

                                   SECTION 6
                             ASSIGNMENT OR ENUREMENT

6.1 The Preferred Shareholder shall not sell, transfer or otherwise dispose of its Northern Preferred Shares during the Term without the prior written consent of Deep Well, which consent will not be unreasonably withheld provided that the proposed transferee has agreed to enter into an agreement containing substantially similar terms as this Agreement.

6.2 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their executors, administrators, heirs, legal representatives and successors.

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

                                   SECTION 7
                             EXERCISE OF THE OPTION

7.1 The Options, or any portion thereof, may be exercised by delivering written notice of the number of Northern Preferred Shares with respect to which the Options are being exercised in accordance with this Agreement.

                                   SECTION 8
               ISSUANCE OF COMMON SHARE CERTIFICATES UPON EXERCISE

8.1 Within a reasonable time after exercise of the Options, Deep Well shall issue the required number of Deep Well Common Shares in the name of the Preferred Shareholder and deliver the certificate therefore bearing both the Canadian Legend (defined below) and the U.S. Legend (defined below) to the Preferred Shareholder.

8.2 The share certificates for the Deep Well Common Shares to be issued pursuant to this Agreement must bear the following Canadian legend (the "Canadian Legend"):


         "AS THE CORPORATION IS NOT A REPORTING ISSUER IN ANY JURISDICTION OF CANADA, UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN CANADA AND MAY HAVE TO HOLD THE SECURITY FOR AN INDEFINITE PERIOD."

8.3 The share certificates for the Deep Well Common Shares to be issued pursuant to this Agreement must bear the following U.S. legend (the "U.S. Legend"):


         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT EITHER i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR ii) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS."

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

                                   SECTION 9
                                   NOTICES

9.1 All notices and other communications under this agreement shall be in writing, and shall be deemed to have been duly given on the date of delivery if delivered personally or when received to the party to whom notice is to be given, by certified mail, return receipt requested, postage pre-paid, and addressed as follows, until any such address is changed by notice duly given:


                  To Deep Well at:

                  Deep Well Oil & Gas, Inc.
                  Suite 2600 Sun Life Plaza
                  144 Forth Avenue S.W.
                  Calgary, AB  T2P 3N4


                  To the Preferred Shareholder at:

                  ---------------------------------

                  ---------------------------------

                  ---------------------------------

                                   SECTION 10
                                     GENERAL

10.1 Time shall be of the essence of this Agreement.

10.2 If any portion of this Agreement shall be determined to be invalid or unenforceable, the remainder of this Agreement shall be valid and enforceable to the extent possible.

10.3 This Agreement shall be governed by the laws of the Province of Alberta and the parties hereto agree to exclusively and irrevocably attorn to the jurisdiction of the Courts of Alberta and agree that any proceedings taken in respect of this agreement shall be taken in such Courts and no other.


      IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.


                                                    per
                                                            --------------------

OR:
                                                    )
                                                    )
                                                    )

---------------------------------------------------         --------------------
WITNESS




                                                    DEEP WELL OIL & GAS, INC.

                                                    per
                                                            --------------------


                                                    NORTHERN ALBERTA OIL LTD.

                                                    per
                                                            --------------------

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